EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

Supplement to Summary Prospectus dated March 1, 2022 as revised April 29, 2022

The following changes are effective November 18, 2022.

The following replaces “Portfolio Managers” in “Management”:

Portfolio Managers

Christopher Dyer, (lead portfolio manager), CFA, Director and Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund since September 2015.

Derek J.V. DiGregorio, Vice President of Eaton Vance, has managed the Fund since July 1, 2021.

November 15, 2022	41524 11.15.22